Exhibit 99.1

Investor Presentation Subordinated Debt Offering June 2019 NASDAQ: GABC Confidential

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2018 as updated and supplemented by our other SEC reports filed from time to time.

Terms of Planned CapitalRaise German American Bancorp, Inc. Private Placement with Registration Rights [•] 2029 through the maturity date or early redemption date Redeemable at 100% of principal amount, plus accrued and unpaid interest beginning in [•] 2024 The Company intends to use the proceeds from the offering to pay $15.0 million of the approximately $15.5 million of cash consideration due upon closing of the Citizens First Corporation merger and the remaining balance to repay $15.0 million of the Company’s $25.0 million term loan from U.S. Bank National Association dated October 11, 2018, which will positively impact the Company’s regulatory capital ratios. The fees of the placement agents and other costs of issuance will be paid directly by the Company from cash on hand. Raymond James & Associates, Inc., U.S. Bancorp Investments, Inc. 3 Sandler O'Neill + Partners, L.P., Placement Agents Use of Proceeds $30,000,000 Principal Amount Optional Redemption Semi-annually on [•] and [•] of each year through [•], 2024, and thereafter on [•], [•], [•], and [•] of each year Interest Payments Maturity Date Kroll BBB Expected Ratings Type Subordinated Notes Security Issuer

Overview of German American Bancorp

Company Overview

- Headquartered in Jasper, Indiana, German American Bancorp ("GABC") operates 65 branches in Southern Indiana and Kentucky with 750 employees, through its primary subsidiary, German American Bank
- Guided by four key values: integrity, people, relationships and performance
- Operating since 1910 and deeply-rooted within the communities it serves, German American Bank carries a significant deposit market share in its top 10 counties
- GABC has delivered strong, consistent shareholder value by most recently recording their 9th consecutive year of record earnings and 14th consecutive year of double-digit return on equity

Principal Lines of Businesses

Banking	Insurance	Wealth Management
Net Loans: $2.7bn Deposits: $3.1bn	Annual Insurance Premiums: $61mm	Assets Under Management: $1.6bn

Financial Highlights

	2016Y	2017Y	2018Y	1Q'19[2]
Balance Sheet				
Total Assets	$2,956	$3,144	$3,929	$3,896
Total Net Loans	$1,990	$2,133	$2,716	$2,701
Total Deposits	$2,350	$2,484	$3,073	$3,065
Total Equity	$330	$365	$459	$479
Tangible Common Equity	$273	$308	$345	$366
Capital Position				
TCE / TA	9.4%	10.0%	9.0%	9.7%
Leverage Ratio	10.1%	10.7%	9.8%	10.0%
Tier 1 Common Ratio	12.2%	12.6%	11.5%	11.9%
Tier 1 Ratio	12.7%	13.0%	11.9%	12.3%
Total Capital Ratio	13.3%	13.6%	12.4%	12.8%
Profitability				
ROAA	1.24%	1.35%	1.38%	1.55%
ROATCE	13.3%	14.0%	15.1%	17.9%
Loans / Deposits	84.7%	86.2%	88.8%	88.4%
NIE / Avg. Assets	2.54%	2.56%	2.63%	2.70%
Cost of Deposits	0.23%	0.30%	0.50%	0.71%
Yield on Loans	4.55%	4.54%	4.81%	5.24%
Net Interest Margin	3.75%	3.76%	3.75%	3.84%
Efficiency Ratio	55.0%	55.8%	56.8%	56.4%
Asset Quality				
NPAs[1] / Assets	0.14%	0.35%	0.32%	0.31%
Texas Ratio	1.4%	3.7%	3.7%	3.2%

1) Excludes TDRs
2) Data is shown as of most recent quarter
Note: Texas Ratio calculated as (NPAs Excl. TDRs & 90+ Days Past Due) / (Tangible Common Equity + Loan Loss Reserves); Dollars in millions
Source: S&P Global Market Intelligence; Financial data as of March 31, 2019; Deposit Market Share data of as June 30, 2018

German American
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Investment Highlights • Consistent record of strong financial condition and above-peer operating performance driven primarily by disciplined expense management, reliable fee-income sources and net interest margin (1.39% return on average assets and 12.1% return on average equity) • Highly respected and seasoned executive management team • Stable Midwest operating markets with diversified industries and non-concentrated employer base • Prudent balance sheet growth driven by a combination of solid organic expansion and continued successful execution of opportunistic bank acquisitions • Sound deposit franchise with 87% core deposit ratio¹, 88% loan to deposit ratio, and 0.71% most recent quarter cost of deposits • Strong credit quality underwriting standards, exhibited by 0.31% non performing assets² to assets and less than 0.10% annual net charge-offs to average loan ratio since 2013 1) 2) Excludes time deposits greater than $100,000 Excludes TDRs Note: Financial data as of last twelve months ending March 31, 2019 unless otherwise noted Source: S&P Global Market Intelligence, Company documents 5

HistoryofSuperiorFinancialPerformance • Solidly profitable throughout prior financial crisis (lower bound return on average assets was 1.01% in 2009) • Nine Years of Consecutive Record Earnings Performance • Double-Digit Return on Equity for Past 14 Consecutive Fiscal Years • Recent Notable Awards: • Bank Director Magazine: Bank Performance Scorecard Top 15 National Ranking for Past 4 Years ($1 - $5 Billion Asset Publicly-traded Companies) • Bank Director Magazine: Top 20 ranking of 300 Largest Publicly Traded Banks for 2017 & 2018 • KBW/Stifel: 2010 thru 2018 Bank Honor Roll Recipient • Raymond James: 2012 thru 2018 Community Banker Cup Recipient 6

ExperiencedManagement Team Senior management has on average 31 years in the banking industry and 24 years at GABC Mark A. Schroeder Chairman and Chief Executive Officer Mark is Chairman and CEO of German American Bancorp, and has been with the Company over 45 years. He also serves as the vice chairman of the board of members of the Indiana Department of Financial Institutions. He has served on the boards of directors of the Independent Community Bankers of America, the national trade association for community banking and the Indiana Bankers Association. • Clay W. Ewing President Clay is President of German American Bancorp, and has over 40 years of commercial banking experience, with the past twenty-five years with the Company. He has held executive officer positions with management responsibilities in his current functional area of responsibility for the Company for the last eighteen years. He currently serves as Immediate Past Chairman of the Indiana Bankers Association. Bradley M. Rust Executive Vice President & Chief Financial Officer Bradley is Executive Vice President & Chief Financial Officer of German American Bancorp, and has 30 years of banking industry experience and has held executive officer positions with management responsibilities in his current functional area for the Company for the last twenty years. 7

Experienced Management Team



Randall L. Braun
Executive Vice President & Chief Retail Banking & Development Officer

Randall is Executive Vice President & Chief Retail Banking & Development Officer of German American Bancorp. He joined the Company in November 2011 and before that spent over 20 years with Fifth Third Bank. Prior to 2009, Mr. Braun served as Senior Vice President, Senior Commercial Banker for Fifth Third at a location in Southern Indiana and then from 2009 through 2011 served in a similar capacity at a South Florida Fifth Third location.



D. Neil Dauby
Executive Vice President & Chief Commercial Banking Officer

Neil is Executive Vice President & Chief Commercial Officer of German American Bancorp. He holds a certified public accountant designation, joined German American in 2001, following a 15-year career in public accounting. He previously served as president of one of German American's community banking subsidiaries.



Keith A Leinenbach
Executive Vice President & Chief Credit Officer

Keith is Executive Vice President & Chief Credit Officer of German American Bancorp, and has over 30 years of commercial banking experience, served as Chief Credit Officer of the Company since January 2012 and before that spent over 11 years with German American as a Regional Commercial Credit Officer and a Commercial Banking Officer.

German American
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BranchNetwork • GABC holds a top 3 deposit market share in 8 of its top 10 counties Source: S&P Global Market Intelligence; Data shown as of June 30, 2018 and pro forma for acquisition of Citizens First Corpor ation (merger pending) and First Security, Inc. (merger completed) 9 Deposits by State Kentucky 21.0% Indiana 79.0% Top 10 Counties County Rank Mkt. Share % % of GABC Dep. Dubois, IN 1 38.6% 17.3% Vanderburgh, IN 3 11.2% 12.3% Warren, KY 3 11.8% 8.7% Jefferson, IN 1 56.0% 7.3% Monroe, IN 5 8.0% 5.9% Daviess, IN 1 34.7% 5.4% Daviess, KY 6 5.7% 4.9% Knox, IN 2 22.5% 4.8% Bartholomew, IN 3 9.7% 3.7% Perry, IN 1 36.0% 3.6% ~180 mi ~190 mi Jasper, IN GABC (73)

Diversified Economic Base

- GABC's market area has a diverse economic base with no dominant employer or industry

MAJOR INDIANA EMPLOYERS:

Education

- Indiana University
- Indiana University Southeast
- University of Southern Indiana
- Vincennes University
- Greater Clark County School Corp
- Evansville Vanderburgh County School Corp
- Monroe County School Corporation
- New Albany – Floyd County School Corp

Health Care

- Indiana University Health
- Baptist Health Floyd Hospital
- Columbus Regional Hospital
- Clark Memorial Hospital
- Deaconess Health System
- Good Samaritan Hospital
- King's Daughters' Hospital
- Margaret Mary Hospital and Health
- Memorial Hospital
- St Vincent's Medical Center

Life Sciences & Technology

- Baxter BioPharma Solutions
- Crane Naval Surface Weapons Center
- Cook Group, Inc.
- Mead Johnson Nutrition
- Samtec

Manufacturing & Logistics

- Aisin U.S.A. MFG, Inc.
- ALCOA Warrick Operations
- Amazon Fulfillment Service
- Batesville Services Inc
- Berry Global
- Best Chairs Inc
- Costco Home & Office Products
- Cummins, Inc. (Cummins Diesel)
- Faurecia Gladstone
- Grote Industries Inc
- Hillenbrand Inc
- Honda Manufacturing LLC
- Jasper Engines & Transmissions
- Kimball Electronics
- Kimball International, Inc.
- Koch Enterprises, Inc.
- Lowe's Distribution Center
- MasterBrand Cabinets, Inc.
- NTN Driveshaft Inc
- OFS Brands (Office-Furniture Systems)
- Toyota Motor Manufacturing of Indiana
- Walmart Distribution Center
- Waupaca Foundry Inc
- Valeo Sylvania LLC

Energy

- Duke Energy
- Vectren

MAJOR KENTUCKY EMPLOYERS:

Education

- University of Kentucky
- Western Kentucky University
- Daviess County Public School System
- Warren County Public School System
- Fayette County Public School System

Health Care & Social Assistance

- Owensboro Health Regional Hospital
- Commonwealth Health Corp
- Baptist Health Lexington
- Family Bluegrass
- Federal Medical Center
- Lexington Clinic Pfc
- St. Joseph East Emergency
- St. Joseph Hospital
- UK Advance Eye Care
- UK Albert B Chandler Hospital
- US Veterans Medical Ctr
- VA Medical Center- Leestown

Manufacturing & Logistics

- Bowling Green Metal Forming
- Fruit of the Loom
- Ashland Oil Corporate Headquarters
- Lexmark International Inc
- Schneider Electric
- General Motors Co
- UPS Customer Center

Retail

- Amazon.com Inc
- Houchens Industries

Food Services

- A&W Restaurants Inc

German American
Banking | Insurance | Investments
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Growth Strategy • Ongoing German American growth is driven by both organic and acquisition-related strategies Pro Forma for CZFC $5,000 Gr oss Lo ans Deposits Assets $4,000 $3,073 $3,000 $2,237 $2,000 $1,000 $0 2014Y 2015Y 2016Y 2017Y 2018Y 2019 Q1¹ 1) Pro forma for pending acquisition of Citizens First Corporation, excludes purchase accounting adjustments Note: Dollars in millions Source: S&P Global Market Intelligence 11 $4,368 $3,929 $3,896 $3,144 $3,447 $3,095 $3,065 $2,717 $2,956 $2,732 $2,374$2,350 $2,484 $2,148 $2,005 $1,780 $1,826 $1,575 $1,454

Disciplined, ProvenAcquiror • GABC has successfully announced and integrated seven whole bank and branch acquisitions over the last decade (Citizens First currently pending) 5 branches from MainSource Financial Group, Inc. • $116mm loans • $175mm deposits 2 branches from Farmers State Holding Corp. United Commerce Bancorp First Security, Inc. • • • $120mm assets $80mm loans $107mm deposits • • • $563mm assets $390mm loans $424mm deposits • • $43mm loans $50mm deposits 2010 2011 2013 2016 2018 2019 (pending) Citizens First Corporation American Community Bancorp River Valley Bancorp • • • $326mm assets $219mm loans $302mm deposits • • • $472mm assets $378mm loans $382mm deposits • • • $516mm assets $318mm loans $405mm deposits Source: S&P Global Market Intelligence, Company documents 12

Review of Pending Citizens First Acquisition

Summary of Transaction

- The Citizens First Corporation acquisition was announced on February 21, 2019 and the shareholder vote is June 25, 2019
- GABC anticipates closing the transaction in July 2019
- CZFC expands GABC's position in attractive Bowling Green, KY market by tripling its market share from 3.7% to 11.8% and increasing German American's deposit market share rank to top 3
- The acquisition is a logical pairing with First Security merger announced and completed in second half of 2018
- Citizens First's banking operations include a commercial loan office in the nearby, vibrant, high-growth Nashville, TN market area

Pro Forma Branch Map


GABC (65)
CZFC (8)
INDIANA
KENTUCKY
Terre Haute
Cincinnati
Evansville
Owensboro
Louisville
Frankfort
Lexington
Bowling Green
Elizabethtown
Hopkinsville
Clarksville
Paducah

Citizens First Standalone Financial Highlights

	2016Y	2017Y	2018Y	2019Q1
Total Assets	$455	$465	$476	$472
Gross Loans (Includes HFS)	360	375	372	378
Deposits	370	372	389	382
Gross Loans / Deposits	97%	101%	96%	99%
Total Equity	$42	$46	$50	$51
TCE / TA	6.83%	9.02%	9.72%	10.10%
Net Income	$4.2	$4.1	$4.8	$1.1
ROAA	0.96%	0.90%	1.01%	0.95%
ROATCE	12.7%	10.5%	11.2%	9.8%
Net Interest Margin	3.87%	3.70%	3.52%	3.50%
Non-Int Inc. / Operating Revenue	18.3%	18.4%	18.6%	18.0%
Non. Int. Exp. / Avg. Assets	3.02%	2.82%	2.77%	2.88%
Efficiency Ratio	68.0%	66.1%	67.7%	71.4%

Loan & Deposit Composition


Cons. + Other 1%
Farm + Ag. 10%
1-4 24%
C&D 11%
C&I 14%
CRE 35%
Multi 6%

MRQ Yield on Loans: 5.08%
Total Loans: $378


Jumbo 3%
Nonint. Bearing 3%
Trans. 7%
Retail 32%
MMDA + Savings 54%

MRQ Cost of Deposits: 1.13%
Total Deposits: $382

Note: Dollars in millions
Source: S&P Global Market Intelligence, Company documents; Note: Loan and deposit composition per most recent bank-level regulatory filings

German American
Banking | Insurance | Investments

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Historical FinancialPerformance Total Assets Gross Loans (Includes HFS) Deposits Gross Loans / Deposits $2,374 1,575 1,826 86% $2,956 2,005 2,350 85% $3,144 2,148 2,484 86% $3,929 2,732 3,073 89% $3,896 2,717 3,065 88% Total Equity Tangible Common Equity / Tangible Assets Tier 1 Leverage Ratio Tier 1 Capital Ratio Total Risk-Based Capital Ratio $252 9.80% 10.15% 12.92% 13.71% $330 9.43% 10.09% 12.66% 13.30% $365 9.99% 10.71% 12.99% 13.62% $459 9.04% 9.75% 11.85% 12.36% $479 9.68% 9.97% 12.27% 12.80% Net Income ROAA ROATCE Net Interest Margin Non-Int Inc. / Operating Revenue Non. Int. Exp. / Avg. Assets Efficiency Ratio $30.1 1.33% 14.0% 3.70% 25.1% 2.63% 56.3% $35.2 1.24% 13.3% 3.75% 24.0% 2.54% 55.0% $40.7 1.35% 14.0% 3.76% 23.9% 2.56% 55.8% $46.5 1.38% 15.1% 3.75% 24.1% 2.63% 56.8% $15.1 1.55% 17.9% 3.84% 24.1% 2.70% 56.4% Note: Q1 2019 does not include for pending acquisition of Citizens First Corporation; Dollars in millions Source: S&P Global Market Intelligence 14 Earnings & Profitability Capital Balance Sheet For the Fiscal Year Ended, 2015Y 2016Y 2017Y 2018Y 2019Q1

Performance vs. Peers 1.70% 20.0% 1.55% 18.0% 1.40% 16.0% 1.32% 1.24% 1.25% 14.0% 1.10% 12.0% 0.99% 10.0% 0.95% 8.0% 0.80% 2015Y 2016Y 2017Y 2018Y 1Q'19 2015Y 2016Y 2017Y 2018Y 1Q'19 4.00% 75.0% 70.0% 3.80% 65.0% 3.60% 59.7% 59.4% 58.6% 60.0% 3.40% 55.0% 3.20% 50.0% 2015Y 2016Y 2017Y 2018Y 1Q'19 2015Y 2016Y 2017Y 2018Y 1Q'19 Note: Peers include Midwest Banks publicly traded on Major Exchanges with Assets $3.0bn - $8.0bn, excludes First Internet and Merchants Bancorp Source: S&P Global Market Intelligence 15 GABC Peers 63.2% 61.3% 56.3% 55.8% 56.4% 55.0% 56.8% GABC Peers 3.82% 3.84% 3.75% 3.77% 3.79% 3.70% 3.62% 3.76% 3.75% 3.64% Net Interest Margin Efficiency Ratio GABC Peers 1.55% 1.33%1.35%1.38%1.33% 1.03% 0.93% GABC Peers 17.9% 15.1% 14.0% 14.0% 14.3% 13.3% 13.5% 11.7% 11.6% 11.5% ROAA ROATCE

Non-Interest Income byBusiness Segment $40.0 Banking Insur ance Wealth M anag ement $30.0 $20.0 $10.0 $0.0 2014Y 2015Y 2016Y 2017Y 2018Y Note: Dollars in millions Source: S&P Global Market Intelligence, Company documents 16 $6.7 $4.6 $5.3 $8.3 $4.0 $7.7 $8.0 $3.7 $7.5 $22.1 $7.3 $19.6 $18.6 $16.0 $13.0

Diversified Revenue Streams • Includes brokerage, asset management, trust administration, financial planning, investment services and life insurance solutions Gains on Loans 8.5% Wealth Management Other 13.9% • Includes personal, commercial, employee benefits and client services Insurance 21.9% Interchange Income 20.1% • NSF, overdraft and other retail service charges Service Charges 1 .0% • Debit, credit and prepaid card fees • Current production residential mortgages sold into the secondary market Non-interest Income totaled $39.2 million over the LTM period ending March 31, 2019, or 24% of total operating revenue Source: S&P Global Market Intelligence; Financial data as of March 31, 2019 17 Gain on Loans Interchange Income Service Charges Insurance Wealth Management Non-interest Income

Historical Loan Portfolio CRE 1-4 Family C&I Farm & Ag Multifamily C&D Consumer Other Loans $3,500 $3,000% 1.8% 5.1% $2,500 $2,000 $1,500 $1,000 $500 $0 2015Y 2016Y 2017Y 2018Y 1Q'19 Pro Forma with CZFC Total Loans: CRE/Total RBC: Loan Yield: $1,575 176% 4.52% $2,005 203% 4.55% $2,148 211% 4.54% $2,732 235% 4.81% $2,717 232% 5.24% $3,096 257% 5.22% Note: Dollars in millions; Regulatory financial data Source: S&P Global Market Intelligence; Financial data as of March 31, 2019 18 2.8% 1.8% 3.1% 3.2% 5.8 6.5% 1.9% 5.4% 12.5% 3.7% 5.9% 6.6% 13.3% 12.8% 15.8% 4.0% 1.5% 1.5% 5.6% 15.7% 16.0% 5.7% 3.7% 1.7% 2.6% 5.8% 3.6% 15.5% 23.2% 15.1% 23.4% 23.1% 18.5% 15.7% 18.4% 22.7% 18.8% 20.4% 31.7% 31.3% 31.3% 17.6% 30.6% 31.1% 31.3%

Current Loan Portfolio Detail

Detailed Loan Composition



Construction & Development Loans 5.1%
Agricultural Loans 12.8%
Commercial Real Estate Owner Occupied 9.3%
Commercial Real Estate Non-Owner Occupied 25.1%
Multi-Family Residential Properties 6.6%
Commercial & Industrial Loans 19.3%
Consumer Loans 2.5%
Home Equity Loans 7.6%
Residential Mortgage Loans 11.7%

Loan Portfolio Highlights

- GABC maintains a strong focus on local business customers
- Minimal participations
- Not involved with shared national credits
- Less that 3% of loans are substandard or below
- Vast majority of collateral is based in-market; any out of market loans are typically tied to local relationships

Source: Company documents

German American
Banking | Insurance | Investments
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Credit Quality Review 1.00% 0.80% 400% 0.60% 300% 0.40% 200% 135% 142% 126% 0.20% 100% 0.00% 0% 2015Y 2016Y 2017Y 2018Y 1Q'19 2015Y 2016Y 2017Y 2018Y 1Q'19 0.50% 1.00% 0.40% 0.80% 0.30% 0.60% 0.20% 0.40% 0.10% 0.20% 0.00% 0.00% 2015Y 2016Y 2017Y 2018Y 1Q'19 2015Y 2016Y 2017Y 2018Y 1Q'19 1) Excludes restructured loans Note: Peers include Midwest Banks publicly traded on Major Exchanges with Assets $3.0bn - $8.0bn, excludes First Internet and Merchants Bancorp Source: S&P Global Market Intelligence 20 GABC Peers 0.61%0.63% 0.52% 0.42%0.41% 0.35% 0.31% 0.32% 0.14%0.14% GABC Peers 0.16%0.18% 0.13% 0.10%0.09% 0.08% 0.03%0.04%0.04%0.04% NCOs / Average Loans NPAs¹ / Total Assets 390% 252%285% 224%195% 163% GABC Peers 0.55%0.57%0.52% 0.46%0.44% 0.50% 0.40%0.39% 0.20%0.19% NPLs¹ / Gross Loans Reserves / NPLs¹ 600%GABC Peers 500%459% Current purchased loan discount balance is $18.2mm and total loan loss reserve is $16.2mm

Attractive Deposit Mix Jumbo Time 5% Acquired Deposits $3.4 ¹ Nonint. Bearing 21% Retail Time 18% MMDA + Savings 26% Trans. 30% 2015 2016 2017 2018 1Q'19 Pro Forma MRQ Cost of Deposits: 0.75% Total Deposits ($mm): $3,447 • At March 31, 2019, German American had a diversified public fund deposit portfolio with a balance of $614.8 million (approximately 20% of the portfolio). Approximately 80% of the public funds at March 31, 2019 were transactional/operating funds of the municipalities. The vast majority of the total public fund deposits are insured by the Indiana Public Deposit Insurance Fund. The bank focuses on tracking deposit betas for these public funds specifically and has seen its beta remain relatively constant. 0.71% 0.50% 0.30% 0.22% 0.23% • 2015Y 2016Y 2017Y 2018Y MRQ 1Q '19 1) Shown pro forma for pending acquisition of Citizens First Corporation as of 1Q’19 Source: S&P Global Market Intelligence; Financial data as of March 31, 2019 21 Pro Forma MRQ cost of deposits with CZFC is 0.75% Cost of Deposits $3.1 $0.4 $2.3$2.5 $0.6 $1.8 $0.4 Deposit Overview¹ Deposit Balances ($bn)

SecuritiesPortfolio • GABC maintains a high quality and relatively short term securities portfolio Weighted Average TEY 3.1% % AFS 100.0% Avg. Life 4.9 yrs Agency CMO (Fixed) 30% Agency MBS (Fixed) 36% Modified Duration 4.4 yrs Municipals - Tax-Exempt 35% AAA 2% AA 64% A 32% NR 2% Total 100% Agency MBS (Fixed) $293.2 $291.4 ($1.9) Municipals - Tax-Exempt 283.9 293.1 9.3 Agency CMO (Fixed) 244.0 241.3 (2.7) Totals $821.2 $825.9 $4.7 Note: Dollars in millions Source: Company documents 22 Book Market Unrealized Value Value Gain Municipal Portfolio Ratings Portfolio Highlights Securities Portfolio as of March 31, 2019

InterestRate Sensitivity Consistent net interest margin over the last 5 years indicates effective interest rate risk management • Year 1 Year 2 2.8% 2.5% 1.5% -2.8% (15.7%) - 200 bps - 100 bps + 100 bps + 200 bps + 300 bps -3.9% -14.1% - 200 bps - 100 bps + 100 bps + 200 bps + 300 bps Source: Company documents 23 -2.3% -8.7% (11.2%) Economic Value at Risk as of March 31, 2019 -1.3% -1.3% -5.0% -4.7% (7.1%) Net Interest Income at Risk as of March 31, 2019

HoldingCompanyLiquidity • On October 11, 2018, German American entered into a Loan Agreement with a correspondent bank, providing the Company with a term loan of $25.0 million and a revolving credit loan of $15.0 million • The term loan was advanced in its entirety for purposes of the cash payment required in the First Security, Inc. acquisition in 2018 • Annual fixed interest rate of 5.24% and principal repayment due on September 30, 2021 • The Company anticipates to redeem $15 million of the $25 million term loan in connection with the proposed offering • • There have been no borrowings under the revolving credit loan As of March 31, 2019, German American Bank had the capacity to dividend $68.1 million to the holding company • In April 2019, the Bank made a dividend of $20.0 million to the holding company, leaving $48.1 million available 24

Capital Overview 15.00% 12.27% 11.90% 12.50% 10.00% 7.50% 5.00% 2.50% 0.00% Tier 1 Leverage Common Equity Tier 1 Tier 1 RBC Total RBC • Internal guidelines for Tier 1 Leverage and Total RBC are 8.00% and 13.00%, respectively 2018 dividend per share $0.60 per share or a 30% dividend payout ratio The Company intends to use the proceeds from the offering to pay $15.0 million of the approximately $15.5 million of cash consideration due upon closing of the Citizens First Corporation merger and the remaining balance to repay $15.0 million of the Company’s $25.0 million term loan from U.S. Bank National Association dated October 11, 2018, which will positively impact the Company’s regulatory capital ratios. The fees of the placement agents and other costs of issuance will be paid directly by the Company from cash on hand. • • B C Total Capital: $393.6 Note: Dollars in millions 1) Includes remaining adjustments to Common Equity Tier 1 Capital Source: S&P Global Market Intelligence, Company documents; Financial data as of March 31, 2019 25 Loan Loss Reserve Trust Preferred ACommon Equity ¹ 12.80% 9.97% $366.0 $11.4 $16.2 Current Consolidated Capital Ratios

Pro Forma Capitalization Table

as of 3/31/19	Consolidated Actual	Consolidated CZFC Acquisition[1]	Consolidated Sub Debt	Consolidated Pro Forma	Bank-Level Actual	Bank-Level CZFC Acquisition[1]	Bank-Level Sub Debt	Bank-Level Pro Forma
Common Equity	$479.2	$51.8	-	$531.0	$490.1	$75.5	$0.0	$565.6
(+) Goodwill	(103.3)	(24.3)	-	(127.6)	(103.3)	(25.2)	-	(128.5)
(+) Other Intangibles	(7.6)	(7.1)	-	(14.7)	(7.6)	(7.1)	-	(14.7)
(+) Unrealized Gains	(2.7)	-	-	(2.7)	(2.7)	-	-	(2.7)
(+) Other	0.3	-	-	0.3	0.3	-	-	0.3
Common Equity Tier 1	$366.0	$20.5	-	$386.4	$376.9	$43.2	$0.0	$420.0
(+) Trust Preferred	$11.4	$4.1	-	$15.5	$0.0	-	-	$0.0
Tier 1 Equity	$377.3	$24.6	-	$401.9	$376.9	$43.2	$0.0	$420.0
(+) Allowance for Loan Losses	$16.2	-	-	$16.2	$16.2	-	-	$16.2
(+) New Sub Debt	0.0	-	$30.0	30.0	0.0	-	-	0.0
Total Risk-Based Capital	$393.6	$24.6	$30.0	$448.1	$393.1	$43.2	$0.0	$436.3
Risk Weighted Assets	$3,074.2	$380.7	$6.0	$3,460.9	$3,070.5	$380.7	$0.0	$3,451.2
Total Assets for Leverage Ratio	$3,784.7	460.6	30.0	$4,275.3	$3,777.4	461.2	0.0	$4,238.7
TCE / TA	9.7%			9.0%	10.0%			9.9%
Regulatory Capital Ratios								
Tier 1 Leverage	10.0%			9.4%	10.0%			9.9%
Common Equity Tier 1	11.9%			11.2%	12.3%			12.2%
Tier 1 Capital	12.3%			11.6%	12.3%			12.2%
Total Risk-Based Capital	12.8%			12.9%	12.8%			12.6%

1) Adjustments utilizes financial data as of announcement date

Note: Assumes a $30 million holding company issuance with 0% of issuance is downstreamed to German American Bank and 20% risk weighting; The Company intends to use the proceeds from the offering to pay $15.0 million of the approximately $15.5 million of cash consideration due upon closing of the Citizens First Corporation merger and the remaining balance to repay $15.0 million of the Company's $25.0 million term loan from U.S. Bank National Association dated October 11, 2018, which will positively impact the Company's regulatory capital ratios. The fees of the placement agents and other costs of issuance will be paid directly by the Company from cash on hand.

Note: Dollars in millions

Source: S&P Global Market Intelligence, Company documents

German American

Banking | Insurance | Investments

26

Double Leverage & Interest Coverage

	As of or for the Period Ended,				
	2015Y	2016Y	2017Y	2018Y	2019Q1
Bank-level Equity	$227,417	$322,138	$342,053	$469,919	$490,105
Consolidated Equity	$252,348	$330,267	$364,571	$458,640	$479,187
Double Leverage Ratio	**90%**	**98%**	**94%**	**102%**	**102%**
Proposed Holding Company Subordinated Debt Offering					$30,000
Pro Forma Bank-level Equity (Assumes 0% Downstreamed)					$490,105
Pro Forma Double Leverage Ratio					**102%**

Interest Coverage						2019Q1 PF for CZFC
Total Deposit Interest	$3,976	$5,187	$7,094	$13,625	$5,416	$6,492
Other Borrowed Interest	$2,092	$3,274	$4,027	$5,514	$2,182	$2,419
Total Interest Expense	$6,068	$8,461	$11,121	$19,139	$7,598	$8,911
Pre-Tax Income	$41,670	$49,130	$52,210	$56,057	$17,815	$19,121
Interest Coverage (including deposit expense)	7.87x	6.81x	5.69x	3.93x	3.34x	3.15x
Interest Coverage (excluding deposit expense)	20.92x	16.01x	13.96x	11.17x	9.16x	8.90x
Holding Company Subordinated Debt Expense (5.00%)					$375	$375
Pro Forma Interest Coverage (including deposit expense) [1]					3.29x	3.11x
Pro Forma Interest Coverage (excluding deposit expense) [1]					8.55x	8.37x

1) Excludes interest expense on $15.0 million of a term loan that GABC anticipates to redeem in connection with the offering
Note: Dollars in thousands
Source: S&P Global Market Intelligence, Company documents

German American
Banking | Insurance | Investments

27